August 23, 2005
DREYFUS PREMIER FIXED INCOME FUNDS - DREYFUS PREMIER CORPORATE BOND FUND
Supplement to Prospectus Dated March 1, 2005

At a special meeting of the Board of Trustees held on August 23, 2005, the Board approved the liquidation of the Fund. Effective September 1, 2005, the Fund will be closed to new investment accounts. The Fund will be liquidated following the close of business on Friday, September 30, 2005. Current investors can continue to purchase fund shares in open accounts until the liquidation date.